Exhibit 10.1 First Amendment to the Credit Agreement

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of May 23, 2019, is entered into among Raymond James Financial, Inc., a Florida corporation (the “RJF”), Raymond James & Associates, Inc., a Florida corporation (“RJA” and together with RJF, each a “Borrower” and collectively the “Borrowers”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders, the Swing Line Lenders and the Administrative Agent, entered into that certain Credit Agreement, dated as of February 19, 2019 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a)    The definition of “Arrangers” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Arrangers” means BofA Securities, Inc., Citibank, N.A., JPMorgan Chase Bank, N.A. and Regions Capital Markets, a division of Regions Bank, in their capacity as joint lead arrangers and joint bookrunners.

(b)    Section 1.05 of the Credit Agreement is amended to read as follows:

Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). The Administrative Agent does not warrant, nor accept responsibility for, nor shall the Administrative Agent have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes.

(c)    Section 6.01(b) of the Credit Agreement is amended to read as follows:

(b)    (i) as soon as available, but in any event within forty-five days after the end of each of the first three fiscal quarters of each fiscal year of RJF, commencing with the fiscal quarter ending March 31, 2019, a consolidated balance sheet of RJF and its Subsidiaries as at the end of such fiscal quarter, together with the related consolidated statements of income or operations for such fiscal quarter and for the portion of RJF’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity and cash flows for the portion of such RJF’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by the chief executive officer, chief financial officer, treasurer or controller of RJF as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of RJF and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, and (ii) as soon as available, but in any event within forty-five days after the end of each of the first three fiscal quarters of each fiscal year of RJA, commencing with the fiscal quarter ending March 31, 2019, a consolidated balance sheet of RJA and its Subsidiaries as at the end of such fiscal quarter, together with the related consolidated statements of income or operations for such fiscal quarter and for the portion of RJA’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by the chief executive officer, chief financial officer, treasurer or controller of RJA as fairly presenting the financial condition and results of operations of RJA and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

(d)    The “and” at the end of Section 6.02(e) is deleted, the “.” at the end of Section 6.02(f) is replaced with “; and” and a new clause (g) is added to Section 6.02 of the Credit Agreement to read as follows:

(g)    promptly after the same are filed with FINRA, each quarterly Financial and Operational Combined Uniform Single Report of such Borrower.

(e)    Exhibit 6.02 to the Credit Agreement is hereby amended and replaced with Exhibit 6.02 attached hereto.

2.    Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrowers, the Required Lenders and the Administrative Agent.

3.    Miscellaneous.

(a)    The Credit Agreement and the obligations of each Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    Each Borrower hereby represents and warrants as follows:

(i)    The execution, delivery and performance by such Borrower of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not (A) contravene the terms of any of such Borrower’s Organization Documents; (B) conflict with or result in any breach or contravention of or require any payment to be made under (1) any material Contractual Obligation to which such Borrower is a party or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject; or (C) violate any Law.

(ii)    This Agreement has been duly executed and delivered by such Borrower and constitutes such Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding on equity or law.

(iii)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Borrower of this Agreement other than those that have already been obtained and are in full force and effect.

(c)    Each Borrower further represents and warrants to the Lenders that (i) the representations and warranties of such Borrower set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (other than those representations and warranties qualified by materiality, in which case they are true and correct in all respects) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (other than those representations and warranties qualified by materiality, in which case they were true and correct in all respects) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	RAYMOND JAMES FINANCIAL, INC.,
a Florida corporation

By:    /s/ Jeffrey P. Julien
Name:    Jeffrey P. Julien
Title:     EVP – Finance and Chief Financial Officer

RAYMOND JAMES & ASSOCIATES, INC.,
a Florida corporation

By:    /s/ Tash S. Elwyn
Name:    Tash S. Elwyn
Title:    Chief Executive Officer and President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Charlene Wright-Jones
Name:    Charlene Wright-Jones
Title:    Vice President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender and a Swing Line Lender

By:    /s/ Sherman Wong
Name:    Sherman Wong
Title:    Director

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender and a Swing Line Lender

By:    /s/ Patrick Marsh
Name:    Patrick Marsh
Title:    Vice President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender and a Swing Line Lender

By:    /s/ Victoria Teterceva
Name:    Victoria Teterceva
Title:    Vice Presdent

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK,
as a Lender and a Swing Line Lender

By:    /s/ Hichem Kerma
Name:    Hichem Kerma
Title:    Director

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and a Swing Line Lender

By:    /s/ Michael Ugliarolo
Name:    Michael Ugliarolo
Title:    Vice President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY,
as a Lender and a Swing Line Lender

By:    /s/ Karen Cadiente
Name:    Karen Cadiente
Title:    Assistant Vice President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and a Swing Line Lender

By:    /s/ Alaa Shraim
Name:     Alaa Shraim
Title:    Senior Vice President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON,
as a Lender and a Swing Line Lender

By:    /s/ Matthew W. Thigpen
Name:    Matthew W. Thigpen
Title:    Vice President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT